Exhibit 99.2
CONFIDENTIAL TREATMENT REQUESTED
Execution Version

COOPERATION AGREEMENT
This Cooperation Agreement (and any other exhibits, schedules, or annexes attached hereto, the “Agreement”), dated as of January 19, 2021, is entered into by and among certain beneficial holders of the Convertible Notes (defined below) and/or the investment advisors, sub-advisors or managers of certain beneficial holders of the Convertible Notes identified on the signature pages hereto (each such person or entity, together with each of their respective successors and permitted assigns, an “Initial Cooperating Noteholder”, and collectively with such additional persons or entities that become a party hereto after the effective date hereof, by executing and delivering a Joinder Agreement (as defined herein) in accordance with the terms hereof (each such additional persons or entities, together with their respective successors and permitted assigns, and together with the Initial Cooperating Noteholders, collectively the “Cooperating Noteholders”).  Each of the Cooperating Noteholders and their respective successors and assigns is also referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, Intelsat S.A. issued 4.50% Convertible Notes due 2025 (the “Convertible Notes”) pursuant to that certain Indenture dated as of June 18, 2018 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”), among Intelsat S.A., as Issuer, Intelsat Envision Holdings LLC as Guarantor and BOKF, N.A, as successor Trustee (the “Trustee”);
WHEREAS, on or about April 14, 2020, Intelsat S.A. and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) commenced voluntary chapter 11 cases (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Eastern District of Virginia, jointly consolidated under Case No. 20-32299(KLP);
WHEREAS, an ad hoc group of beneficial holders (or nominees, investment managers, advisors or subadvisors for the beneficial holders) of the Convertible Notes (as may be reconstituted from time to time, the “Ad Hoc Group”) formed and retained, among others, Stroock & Stroock & Lavan LLP (“Stroock”, and together with the other advisors to the Ad Hoc Group, the “Ad Hoc Group Advisors”) as its counsel in connection with the Debtors’ Chapter 11 Cases; and
WHEREAS, each Cooperating Noteholder is prepared to cooperate with each other with respect to the negotiation of a plan of reorganization in the Chapter 11 Cases (a “Plan”) and to refrain from selling, transferring or assigning any of the Convertible Notes held by such Cooperating Noteholder except as expressly permitted herein.
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
NOW THEREFORE, in consideration of the foregoing recitals, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
Section 1.	Cooperation.
(a)            For so long as this Agreement remains in effect, each Party hereby agrees that, during the period commencing with the Agreement Effective Date (as defined in Schedule I hereto) until the date a Termination Event (as defined herein) first occurs (the “Cooperation Period”) or until the date such Party otherwise ceases to be a Party hereto in accordance with the terms of this Agreement, with respect to all Convertible Notes and other indebtedness of the Debtors beneficially owned by it or as to which it has investment authority or discretion, such Party shall (i) vote for, consent to, support, tender Convertible Notes, assist and participate in an Approved Plan (as defined below), and (ii) not (A) vote for, consent to, support, tender Convertible Notes, assist or participate in the formulation of any Plan other than an Approved Plan, (B) directly or indirectly seek, solicit, support or encourage any Plan that is materially inconsistent with any Approved Plan or this Agreement, or (C) take any other action, or encourage any other person or entity to take any action, including, but not limited to, initiating any legal proceedings in the Chapter 11 Cases or otherwise or enforcing any rights that are materially inconsistent with, or whose object is to delay, impede, appeal or otherwise interfere with the consummation of an Approved Plan or this Agreement.  For purposes of this Agreement, the term “Approved Plan” shall mean a Plan, the terms of which have been approved by the written agreement (which may be by email to Stroock) of the Requisite Cooperating Noteholders (as defined in Schedule I hereto).
Section 2.	Communications.
Each Party hereto may communicate with any person or entity, including, but not limited to, other holders of the Convertible Notes, the Debtors, other creditors in the Chapter 11 Cases and any of their respective advisors or representatives or any party acting on their behalf, subject in each case to Section 1 hereof.
Section 3.	Transfers of Convertible Notes.
(a)            For the duration of the Cooperation Period or until the date such Party otherwise ceases to be a Party hereto in accordance with the express terms of this Agreement, each Party agrees that it shall not sell, loan, assign, transfer, hypothecate or otherwise dispose of (including by participation), directly or indirectly, in whole or in part, its right, title or interest in the Convertible Notes, or grant any proxies, deposit any of its Convertible Notes into a voting trust, or enter into a voting agreement with respect to any such Convertible Notes (each such act, a “Transfer”), to any other person or entity unless, (x) the transferee is a Cooperating Noteholder at the time of the Transfer, or (y) (i) prior to such Transfer, the transferee executes and delivers to Stroock a joinder agreement in the form attached hereto as Exhibit A (a “Joinder Agreement”) pursuant to which (among other things) such transferee agrees, for the benefit of the other Parties hereto, to be bound by this Agreement in its entirety and to assume the transferor-Cooperating Noteholder’s obligations hereunder, and (ii) contemporaneously with such Transfer, the transferor promptly provides written notice of such transfer to Stroock (which may be by email).  Upon compliance with the foregoing, (i) the transferee shall be deemed to constitute a Cooperating Noteholder for all purposes of this Agreement, and (ii) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred rights and obligations.  No Cooperating Noteholder may create or utilize any subsidiary or affiliate to acquire any Convertible Notes without first causing such subsidiary or affiliate to become a party hereto.
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
(b)            Any sale, transfer, assignment, tender or consent of any Convertible Notes that does not comply with the terms and procedures set forth herein shall be deemed void ab initio, and each other Party hereto shall have the right to enforce the voiding of such transfer.
(c)            Notwithstanding the foregoing, a Cooperating Noteholder may Transfer any right, title or interest in any Convertible Notes to an entity that is acting in its capacity as a Qualified Marketmaker without the requirement that the Qualified Marketmaker be or become a Cooperating Noteholder if, and only if, (x) such Qualified Marketmaker Transfers such Convertible Notes within ten (10) business days of its acquisition and the subsequent transferee of such Convertible Notes is (i) a Cooperating Noteholder or (ii) a transferee that, prior to such Transfer, executes and delivers to Stroock, for the benefit of the other Parties hereto, a Joinder Agreement pursuant to which (among other things) such transferee agrees to be bound by this Agreement in its entirety and to assume the transferor-Cooperating Noteholder’s obligations hereunder and (y), the Cooperating Noteholder provides prompt notice of such Transfer to Stroock (which may be by email).  For purposes of this Agreement “Qualified Marketmaker” means an entity that (a) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers Convertible Notes, in its capacity as a dealer or market maker in such Convertible Notes, and (b) is in fact regularly in the business of making a market in Convertible Notes.  To the extent that a Party is acting in its capacity as a Qualified Marketmaker, it may Transfer any right, title or interest in such Convertible Notes that the Qualified Marketmaker acquires from a holder of Convertible Notes who is not a Cooperating Noteholder without the requirement that the transferee be or become a Cooperating Noteholder.
Section 4.	Further Acquisition of Convertible Notes.
This Agreement shall in no way be construed to preclude any Cooperating Noteholder from acquiring on its or its clients’ behalf additional Convertible Notes; provided, however, that any such additional Convertible Notes so acquired shall automatically be subject to the terms of this Agreement; provided, further, that any such Cooperating Noteholders shall promptly provide written notice of such acquisition of additional Convertible Notes to Stroock.
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
Section 5.	Effectiveness.
This Agreement shall become effective on the Agreement Effective Date; provided further, that as to any Cooperating Noteholders who are not Initial Cooperating Noteholders, this Agreement shall become effective on the date that such new Cooperating Noteholder executes a Joinder Agreement.

Section 6.	Termination of the Parties’ Obligations.
(a)            Any Party that is not then in material breach of this Agreement (the “Terminating Noteholder”) may terminate its obligations under this Agreement by giving written notice to the other Parties and to Stroock representing and certifying that (i) it has obtained the written consent of the Requisite Cooperating Noteholders; or (ii) it no longer beneficially owns or has investment authority or discretion over any Convertible Notes as a result of a transfer or series of transfers in compliance with Section 3 of this Agreement.  Effective as of the date of the notice issued with respect to either of clause (i) or clause (ii) in the immediately preceding sentence, the Terminating Noteholder’s obligations under the Agreement shall terminate (the “Noteholder Termination Date”) and shall be of no further force and effect and the Terminating Noteholder shall not have any continuing liability or obligation to any other Party hereunder, and such Terminating Noteholder shall have all of the rights and remedies available to it under applicable law and/or the Indenture, and any ancillary documents or agreements thereto, including under this Agreement; provided, however, that nothing contained herein shall relieve the Terminating Noteholder from liability for its breach or non-performance of its obligations hereunder prior to the Noteholder Termination Date.
(b)            This Agreement shall automatically terminate as to all Parties upon the earliest to occur of the following events (any such event, a “Termination Event”):
(1)            the entry into a written agreement terminating this Agreement by the Requisite Cooperating Noteholders;
(2)            11:59 p.m. (prevailing Eastern time) on the date that is one (1) business day after the effective date of an Approved Plan; or
(3)            the occurrence of the Outside Termination Date (as defined in Schedule I hereto).
Section 7.	Effects of Termination.
Upon the occurrence of a Termination Event, this Agreement shall automatically terminate and shall be of no further force and effect and no Party shall have any continuing liability or obligation to any other Party hereunder and each Party shall have all of the rights and remedies available to it under applicable law and/or the Indenture, and any ancillary documents or agreements thereto, including under this Agreement; provided, however, that no termination shall relieve any Party from liability for its breach or non-performance of its obligations hereunder prior to the Noteholder Termination Date or the date of a Termination Event.
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
Section 8.	Representations and Warranties.
Each Party (severally and not jointly) represents, covenants and warrants to the other Parties, only as to itself and not as to each of the other Parties, that the following statements are true and correct as of the date hereof with respect to such Party (or the date such Party becomes a party to this Agreement pursuant to Section 3 hereof):
(a)            Holdings.  Each Cooperating Noteholder is the legal or beneficial holder of and/or the investment advisor or manager for the legal or beneficial holder (with the power to vote and dispose of the Convertible Notes on behalf of such beneficial holder) of the principal amount of Convertible Notes identified on its signature page hereto.  Holdings reported by each Cooperating Noteholder upon execution of this Agreement represent all Convertible Notes legally or beneficially owned or controlled by such Cooperating Noteholder and shall include amounts with respect to any unsettled trades, which amounts shall be subject to this Agreement, subject to the closing of such trades.
(b)            Power, Authority and Authorization.  Each Party has the requisite power and corporate, limited liability company, limited partnership or similar authority to enter into this Agreement and perform all of such Party’s obligations under this Agreement, and the execution, delivery and performance of this Agreement by such Party has been duly authorized by all necessary corporate, limited liability company, limited partnership or similar action on the part of such Party, and the person executing this Agreement on behalf of such Party is duly authorized to do so.
(c)            No Conflicts.  The execution, delivery and performance of this Agreement by such Party does not and shall not (i) violate any provision of law, rule or regulation applicable to it or its organizational documents or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it is a party or under its organizational documents.
(d)            Binding Obligation.  This Agreement is a legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, both foreign and domestic, relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
(e)            No Side Agreements.  There are no undisclosed agreements or commitments between or among such Party or any other person or entity regarding matters subject to the terms of this Agreement that are inconsistent with the terms of this Agreement.
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
(f)            Commitments, Representations and Warranties of an Investment Advisor.  It is understood and agreed that the covenants, representations and warranties in this Agreement made by a Cooperating Noteholder that is an investment advisor, sub-advisor or manager (an “Investment Advisor”) for the account of a beneficial holder of Convertible Notes are made with respect to, and on behalf of, its managed accounts and not such Investment Advisor in its individual capacity or any other affiliate of such Investment Advisor and, if applicable, are made severally (and not jointly) with respect to the managed accounts managed by such Investment Advisor.
Section 9.	Disclosure.
Each Party acknowledges and agrees that the terms of this Agreement (but not the existence thereof) shall remain confidential and the amount of Convertible Notes held by each Cooperating Noteholder shall be disclosed only to the Ad Hoc Group Advisors and shall not be disclosed to any other person without the prior consent of such Cooperating Noteholder; provided, however, the Ad Hoc Group Advisors may disclose (i) the names of the Parties, the existence of this Agreement and the amount of the Convertible Notes held by the Parties in the aggregate as of the date of such disclosure (the “Basic Information”) to the Trustee and to the Debtors and their respective advisors, (ii) such information with respect to the holdings of a Cooperating Noteholder as otherwise may be required by law (including, without limitation, Rule 2019 of the Federal Rules of Bankruptcy Procedure), regulation or court proceeding or requested by a regulatory, self-regulatory or supervisory authority; or (iii) as otherwise agreed to in writing by each affected Party hereto; provided, however, that each Party shall be permitted to disclose (x) the Basic Information to other holders of Convertible Notes, (y) the Basic Information and a copy of this Agreement (without any of the signature pages to the Agreement) to any actual or potential transferee in connection with an actual or potential transfer in accordance with Section 3 hereof, and (z) such information as may be required by law, court proceeding, or regulation (including, without limitation, in connection with any securities‑related disclosure requirements) or requested by a regulatory, self-regulatory or supervisory authority.  For the avoidance of doubt, no Party shall disclose the Outside Termination Date or the consent threshold for an Approved Plan to any person or entity that is not a Party hereto, except in connection with clauses (y) and (z) of this Section 9.
Section 10.	Reservation of Rights.
Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of each Party hereto to protect and preserve its rights, remedies and interests, including without limitation, its claims against the Debtors.  If this Agreement is terminated for any reason, the Parties reserve any and all rights.  Nothing contained herein shall be construed as or be deemed to be evidence of an admission of any kind on the part of any Party.  Pursuant to Rule 408 of the Federal Rules of Evidence, any applicable state rules of evidence and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the Agreement’s terms.
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
Section 11.	Amendments and Waivers.
This Agreement may not be modified, amended or supplemented, except in a writing signed by the Requisite Cooperating Noteholders; provided, however, that this Section 11, the and the definitions of Approved Plan, Outside Termination Date and Requisite Cooperating Noteholders may not be modified, amended or supplemented without the written consent of each Cooperating Noteholder; provided, further, that if the proposed modification, amendment, or supplement, has a material, disproportionate, and adverse effect on any Cooperating Noteholder, then the consent of each such affected Cooperating Noteholder shall also be required to effectuate such modification, amendment, or supplement.
Section 12.	Successors and Assigns.
This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives; provided, however, that nothing contained in this Section shall be deemed to permit Transfers other than in accordance with Section 3 of this Agreement.
Section 13.	No Third Party Beneficiaries; Relationship Among Parties.
Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties hereto and no other person or entity shall be a third-party beneficiary hereof. No Party shall have any responsibility for any trading by any other entity by virtue of this Agreement. No prior history, pattern, or practice of sharing confidences among or between the Parties shall in any way affect or negate this understanding and agreement. The Parties have no agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any shares of common stock or other capital stock of the Debtors and do not constitute a “group” within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended. No Party shall have, by reason of this Agreement, a fiduciary relationship in respect of any other Party, and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon any Party any obligations in respect of this Agreement except as expressly set forth herein.
Nothing contained herein shall be construed as an offer or acceptance with respect to any securities or a solicitation of acceptances of a chapter 11 plan within the meaning of section 1125 of Title 11 of the United States Code.
Section 14.	Specific Performance.
It is understood and agreed by each of the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach, without the necessity of proving the inadequacy of money damages as a remedy. Each Party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy.
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
Section 15.	Prevailing Party.
If any Party brings an action against any other Party based upon a breach by such other Party of its obligations hereunder, the prevailing Party shall be entitled to all reasonable expenses incurred, including reasonable attorneys’, accountants’ and financial advisors’ fees in connection with such action.

Section 16.	Notices.
All written notices given hereunder or contemplated hereby may be given by email, as follows: (i) if addressed to any Cooperating Noteholder, to the email address on the signature page of such Cooperating Noteholder to this Agreement; and (ii) if addressed to Stroock, by email to Kristopher M. Hansen, Esq. at khansen@stroock.com, Daniel A. Fliman, Esq. at dfliman@stroock.com, Sayan Bhattacharyya, Esq. at sbhattacharyya@stroock.com, and Isaac S. Sasson, Esq. at isasson@stroock.com.
Section 17.	Representation by Counsel.
Each Party acknowledges that it has been represented by counsel (or had the opportunity to and waived its right to do so) in connection with this Agreement.  Accordingly, any rule of law or any legal decision that would provide any Party hereto with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.  The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the Parties.  None of the Parties hereto shall have any term or provision construed against such Party solely by reason of such Party having drafted the same.
Section 18.	Severability.
If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof or this Agreement shall continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
Section 19.	GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.  BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES FOR ITSELF THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT OR PROCEEDING, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, COUNTY OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING, AND WAIVES ANY OBJECTION IT MAY HAVE TO VENUE OR THE CONVENIENCE OF THE FORUM.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 20.	Survival.
Notwithstanding the termination of this Agreement pursuant to Sections 6 and 7 hereof, the agreements and obligations of the Parties in this Section 20 and Sections 7, 8, 9, 10, 12, 13, 14, 15, 18, 19, and 21 shall survive such termination and shall continue in full force and effect in accordance with the terms hereof.
Section 21.	Miscellaneous.
(a)            Each Party understands and agrees that each of the Parties will rely upon such Party’s representations, covenants and warranties set forth in this Agreement;
(b)            The captions used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement;
(c)            This Agreement, including the exhibits and schedules annexed hereto, constitutes the entire integrated agreement between the Parties and supersedes all prior and contemporaneous agreements, representations, warranties and understandings of the Parties, whether oral, written or implied, as to the subject matter hereof.
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
(d)            This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument;
(e)            Counterparts of this Agreement delivered to other Parties shall be delivered with the individual holdings information reflected on the signature pages hereto redacted; and
(f)            This Agreement may be executed and delivered by electronic or original signature, and an executed Portable Document Format (.pdf) copy transmitted by email shall be treated as an original.
[Signature Pages Following on Next Page]
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Anchorage Capital Group, L.L.C. in its capacity as Investment Manager on behalf of its managed funds and accounts
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	January 19, 2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$58,637,000.00

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Brean Asset Management, LLC
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	January 15, 2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$4.7mm

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Amethyts Arbitrage International Master Fund
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	January 18, 2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$4,947,000

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Cyrus Capital Partners, L.P., in its capacity as investment manager to and on behalf of its managed funds and accounts that are Noteholders
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	January 19, 2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$108,427,000.00

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Discovery Global Opportunity Master Fund, Ltd.
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	1/19/2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$28,608,000.00

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Goldman Sachs Asset Management L.P., solely in its capacity as manager or advisor to certain of its funds and accounts and not as principal
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	January 21, 2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$21,468,000

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Moore Capital Management, LP, in its capacity as an investment advisor on behalf of its managed funds and accounts
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	January 15, 2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$10,400,000

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Whitebox Relative Value Partners, L.P.
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	January 15, 2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$9,417,000.00

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Whitebox GT Fund, LP
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	January 15, 2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$875,000.00

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Whitebox Multi-Strategy Partners, L.P.
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	January 15, 2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$12,678,000.00

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Signature of or on behalf of Cooperating Noteholders:

Cooperating Noteholder:	Pandora Select Partners, L.P.
Signature:	______[••••]__________________________
Name of Signing Person:	______[••••]__________________________
Title of Signing Person:	______[••••]__________________________
Email Address:	______[••••]__________________________
Date:	January 15, 2021

Aggregate amounts beneficially owned or controlled by the Cooperating Noteholder:

Convertible Notes:	$3,619,000.00

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
Schedule I
Certain Defined Terms
“Agreement Effective Date” means the date that holders of at least [****]% of the outstanding principal amount of the Convertible Notes execute this Agreement
“Outside Termination Date” means 11:59 p.m. (prevailing Eastern time) on the date that is [****] days after the occurrence of the Agreement Effective Date; provided, the Outside Termination Date may be extended for up to [****] upon written consent (which may be by email to Stroock) of the Requisite Cooperating Noteholders; provided, further, the Outside Termination Date may be further extended for up to [****] upon written consent (which may be by email to Stroock) of Cooperating Noteholders that are members of the Ad Hoc Group and who, in the aggregate as of the date of determination, own or control at least [****]% in aggregate principal amount of the Convertible Notes owned or controlled by all members of the Ad Hoc Group as of such date; provided, further, that following the expiration of such extensions, the Outside Termination Date may only be extended upon the written consent (which may be by email to Stroock) of [****].
“Requisite Cooperating Noteholders” means as of any date of determination, Cooperating Noteholders that are members of the Ad Hoc Group and who, in the aggregate as of such date, own or control at least [****]% in aggregate principal amount of the Convertible Notes owned or controlled by all members of the Ad Hoc Group as of such date.
Exhibit A
Form of Joinder Agreement
This JOINDER AGREEMENT (this “Joinder Agreement”) to the Cooperation Agreement, dated as of January 19, 2021 as amended, supplemented, amended and restated or otherwise modified from time to time, the “Agreement”), by and among certain holders of Convertible Notes (as defined therein) and/or their investment advisors or managers identified on the signature pages thereto, is executed and delivered by _______________________________ (the “Joining Party”) as of ______________, 2021.  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.
1.            Agreement to be Bound.  The Joining Party hereby agrees to be bound by the Agreement in its entirety (including with respect to any Convertible Notes beneficially owned by such Joining Party or as to which it has investment authority or discretion as of the date hereof or at any time after the date hereof) and to assume the transferor-Cooperating Noteholder’s obligations thereunder.  The Joining Party hereby agrees that it is a “Cooperating Noteholder” and “Party” under, as defined in and for all purposes of the Agreement.
2.            Representations and Warranties.  The Joining Party hereby makes, as of the date set forth above, each of the representations and warranties set forth in the Agreement to each of the other Parties.
3.            GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.  BY ITS EXECUTION AND DELIVERY OF THIS JOINDER AGREEMENT, THE JOINING PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES FOR ITSELF THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS JOINDER AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT OR PROCEEDING, SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT OR IN ANY STATE COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, COUNTY OF NEW YORK.  BY EXECUTION AND DELIVERY OF THIS JOINDER AGREEMENT, THE JOINING PARTY IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING, AND WAIVES ANY OBJECTION IT MAY HAVE TO VENUE OR THE CONVENIENCE OF THE FORUM.  THE JOINING PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT OR ANY POTENTIAL TRANSACTION CONTEMPLATED HEREBY.
[Signature Page Following on Next Page]
FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, the Joining Party has executed this Joinder Agreement as of the date first above written.

Signature of or on behalf of Joining Party-Cooperating Noteholder:

Cooperating Noteholder:	_____________________________________
Signature:	_____________________________________
Name of Signing Person:	_____________________________________
Title of Signing Person:	_____________________________________
Email Address:	_____________________________________
Date:	_____________________________________

Aggregate amounts beneficially owned or controlled by the Joining Party-Cooperating Noteholder:

Convertible Notes:	$_____________________________

FOIA confidential treatment requested: [****] indicates that certain information contained herein has been omitted and filed separately with the Commission on January 25, 2021. Confidential treatment has been requested with respect to such omitted portions.